UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2008 (March 27, 2008)

Commission File No. 000-51342

AMERICAN PETRO-HUNTER INC.
(Exact name of registrant as specified in its charter)

Nevada	0-22723	98-0171619
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

225 Marine Drive, Suite 210
Blaine, Washington 98230 USA
(Address and telephone number of principal executive offices) (Zip Code)

(360) 332-0905
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01.	Changes in Registrant’s Certifying Accountant

  (a)                     Previous Independent Accountants

(i)          On March 27, 2008, Morgan & Company (“Morgan”) resigned as American Petro-Hunter, Inc.’s (the “Company”) independent accountant.

(ii)         Morgan’s report on the Company’s consolidated financial statements for the fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles.

(iii)        The Company’s Board of Directors approved the decision to change independent accountants.

(iv)        During the last two fiscal years ended December 31, 2005 and 2006, and further through the subsequent interim periods ended March 31, 2007, June 30, 2007 and September 30, 2007, there have been no disagreements with Morgan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Morgan, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report.

(v)         During the last two fiscal years ended December 31, 2005 and 2006, and further through the subsequent interim periods ended March 31, 2007, June 30, 2007 and September 30, 2007, Morgan did not advise the Company on any matter set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

(vi)        The Company requested that Morgan furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16 to this Form 8-K.

(b)                  New Independent Accountants

On March 27, 2008, the Company engaged Berkovits & Company, LLP (“Berkovits”) as the Company’s new independent accountants to audit the Company’s financial statements for the fiscal year ending December 31, 2007. During the last two fiscal years ended December 31, 2005 and 2006, and further through the subsequent interim periods ended March 31, 2007, June 30, 2007 and September 30, 2007, the Company did not consult with Berkovits regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Berkovits concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304 (a)(1)(v) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN PETRO-HUNTER INC., a Nevada Corporation

Dated: March 28, 2008	By:	/s/ Gregory Leigh Lyons
Gregory Leigh Lyons, President

EXHIBIT INDEX

Exhibit No.	Exhibit Description

16	Letter from Morgan & Company

EXHIBIT 16